UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2011

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2011, Cleco Corporation (the “Company”) announced a new management structure at the Company and at its wholly owned subsidiary Cleco Power LLC (“Cleco Power”) involving different reporting relationships and several promotions.  All of the actions in connection with such management changes were approved by the Company’s Board of Directors and Cleco Power’s Board of Managers on October 27, 2011, and will be effective November 12, 2011.  In connection with such changes, R. Russell Davis, formerly the Company’s and Cleco Power’s Vice President of Investor Relations and Chief Accounting Officer, was promoted to Senior Vice President of External Relations and Information Technology, and will no longer be the Chief Accounting Officer of the Company or Cleco Power.  Terry L. Taylor, age 56, was appointed as the Company’s and Cleco Power’s Controller and Chief Accounting Officer.  Ms. Taylor has served as the Company’s and Cleco Power’s Assistant Controller since August 2006 and was Director of Accounting Services and Affiliate Compliance from January 2004 to August 2006.  She has 11 years of service with the Company and Cleco Power.

In addition, the Company announced that George W. Bausewine, President and Chief Operating Officer of Cleco Power, will retire in February 2012.  A copy of the Company’s press release announcing Mr. Davis’ promotion, Ms. Taylor’s appointment, Mr. Bausewine’s retirement and the Company’s new senior management structure is attached to this Current Report on Form 8-K as Exhibit 99.1.

On October 20, 2011 in light of his approaching retirement, Michael H. Madison tendered his resignation from the Board of Directors of the Company (the “Board”) effective October 29, 2011.  At its meeting on October 28, 2011, the Board accepted Mr. Madison’s resignation and amended the Bylaws of the Company to decrease the number of directors from eleven to ten.  To rebalance the classes of directors, effective immediately after
Mr. Madison’s resignation on October 29, 2011, Mr. Logan W. Kruger, a Class III director, became a Class I director with a term of office expiring at the annual meeting of the Company’s shareholders in 2013.

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As noted above, the Board amended the Company’s Bylaws on October 28, 2011 to decrease the number of directors from eleven to ten.  A copy of the revised Bylaws will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

99.1 Press Release issued November 2, 2011 announcing Mr. Davis’ promotion, Ms. Taylor’s appointment, Mr. Bausewine’s retirement and the Company’s new senior management structure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO CORPORATION

Date: November 2, 2011	By: /s/ R. Russell Davis
R. Russell Davis
Vice President of Investor Relations and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: November 2, 2011	By: /s/ R. Russell Davis
R. Russell Davis
Vice President of Investor Relations and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release issued November 2, 2011 announcing Mr. Davis’ promotion, Ms. Taylor’s appointment, Mr. Bausewine’s retirement and the Company’s new senior management structure.